UNITED STATES BANKRUPTCY COURT
DISTRICT OF New Jersey

In re Princeton Video Image, Inc.

Case No. 03-27973 (KCF)
Reporting Period: November 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2		x
Balance Sheet	MOR-3		x
Status of Postpetition Taxes	MOR-4		x
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Postpetition Debts	MOR-4		x
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR-5		x
Debtor Questionnaire	MOR-5	x	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Princeton Video Image, Inc
Signature of Debtor

Date

Signature of Joint Debtor

Date

James Carr
Signature of Authorized Individual*

9/Dec/03
Date

J. GREEN
Printed Name of Authorized Individual

President
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Princeton Video Image, Inc.
Debtor

Case No. 03-27973 (KCF)
Reporting Period: Nov. 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	
+ Amounts billed during the period	
- Amounts collected during the period	
Total Accounts Receivable at the end of the reporting period	

Accounts Receivable Aging	Amount
0 - 30 days old	
31 - 60 days old	
61 - 90 days old	
91+ days old	
Total Accounts Receivable	
Amount considered uncollectible (Bad Debt)	
Accounts Receivable (Net)	

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	x	
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. n/a		

See attached document.

PRINCETON VIDEO IMAGE, INC.
CHAPTER 11 CASE NO. 03-27973-KCF

ATTACHMENT TO MONTHLY OPERATING REPORT
REPORTING PERIOD: NOVEMBER 2003

Pursuant to a Court Order dated August 7, 2003, the Debtor sold substantially all of its assets, including its accounts receivable, to PVI Virtual Media Services, LLC on August 19, 2003. Following the closing on the sale, the Debtor ceased all operations and is in the process of closing all of its accounts.

On or about August 18 and August 21, 2003, approximately $223,049.41 was transferred to Fox Rothschild's trust account for the benefit of the Debtor. During November, no disbursements were made from this account.

15:22:00 08 DEC 2003

92 - FLEET ACCUTRACK IOLTA PRINCETON 999092332
TMC/LMS Detail ESCROW Ledger Sorted By Account for Selected Account Numbers
From 03-01 through 03-12

Journal Reference	Date	Payee/Description	Check No	Debits	Credits
67971.00001 PRINCETON VIDEO IMAGE, INC./CHAPTER 11					
PT-080323	08-18-03	DEP FLEETA		31,707.80	0.00
PT-080327	08-20-03	DEP FLEETA (WIRE IN)		191,341.61	0.00
PT-080328	08-21-03	FLEETA FIRST INDUSTRIAL, L.P. (WIRE OUT)		0.00	36,334.53
Subtotal for 03-08				223,049.41	36,334.53
PT-090305	09-03-03	FLEETA 6511 BOWNE OF NYC		0.00	1,328.00
PT-090311	09-05-03	FLEETA 6513 BOWNE OF NYC		0.00	1,100.00
Subtotal for 03-09				0.00	2,428.00
PT-100329	10-23-03	FLEETA 6542 FOX		0.00	18,258.29

67971.00001 Totals:	Beg Bal:	0.00	Change:	166,028.59	End Bal:	166,028.59	223,049.41	57,020.82
Grand Total:	Beg Bal:	0.00	Change:	166,028.59	End Bal:	166,028.59	223,049.41	57,020.82